[ING STATIONERY]

October 10, 2012

United States Securities and Exchange Commission 100 F Street NE, Room 1580 Washington, DC 20549

Re:	File Nos.: 333-30180; 811-05626
Prospectus Names: ING GoldenSelect Landmark; ING GoldenSelect Legends and Wells Fargo
ING Landmark

Dear Commissioners:

On behalf of ING USA Annuity and Life Insurance Company, Separate Account B, we are making this filing for the above offering of securities pursuant to Rule 497(e) of the Securities Act of 1933. This filing includes a supplement to each prospectus to update certain information regarding the variable investment options available under the contracts.

Please call me with your questions or comments.

Sincerely,

/s/ Nicholas Morinigo Nicholas Morinigo Counsel

ING USA Annuity and Life Insurance Company 1475 Dunwoody Drive West Chester, PA 19380-1478

Tel: (610) 425-3447
Fax: (610) 425-3520